Exhibit 10.13

                          HALLADOR PETROLEUM COMPANY

                               PURCHASE AGREEMENT



     This Purchase Agreement (the "Agreement") is entered into as of November 15, 1995 by and among Hallador Petroleum Company, a Colorado corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto (which persons and entities are hereinafter collectively referred to as the "Purchasers" and each individually as the "Purchaser").

                                  RECITALS

     A. The Company has authorized the issuance of 28,000,000 shares of its Common Stock (referred to herein as the "Common Stock" or the "Shares"), par value $0.01 per share.

     B. The Purchasers desire to purchase 28,000,000 Shares and the Company desires to sell such Shares, all on the terms and conditions hereinafter set forth.

                              AGREEMENT


     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.   AGREEMENT TO SELL AND PURCHASE UNITS.

          (a) PURCHASE AND SALE. Subject to the terms and conditions of the Agreement, the Company agrees to issue and sell to each Purchaser at the Closing, and each Purchaser agrees to purchase from the Company at the Closing, that number of Shares listed beside such Purchaser's name on the Schedule of Purchasers attached hereto for a price of $.10 per Share.

     2.   DELIVERY AND PAYMENT; CLOSING.

          (a) The Closing. The sale and purchase of the Shares shall take place at the offices of the Company at 10:00 a.m. Denver time on November 28, 1995, or at such other time and place as the Company and a majority in interest of the Purchasers shall agree (the "Closing").

          (b) Delivery of Shares and Payment. At the Closing, the Company shall deliver to each Purchaser that number of Shares which each Purchaser is buying against payment of the full purchase price for such Shares by certified check or wire transfer of funds.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          Except as set forth in the Disclosure Schedule attached hereto as EXHIBIT A (the "DISCLOSURE SCHEDULE"), the Company represents and warrants to each Purchaser as follows, which representations and warranties, except as otherwise indicated below, are true and complete on the date hereof and shall be true and complete on the date of the Closing:

          (a) ORGANIZATION, GOOD STANDING AND RELATED MATTERS. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado. The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required except where failure to so qualify would not have a material adverse effect on the Company or its business. The Company has no subsidiaries nor any interest in any other corporation, partnership, joint venture, association or other business entity, except as set forth in the Financial Statements, as hereinafter defined. The Company has all requisite corporate power and authority to own its properties and conduct its business as presently being conducted.

          (b) CAPITALIZATION. Immediately prior to the Closing, the Company will have an authorized capitalization consisting of (i) 100,000,000 shares of Common Stock, of which approximately 43,083,000 shares will be outstanding as of the Closing assuming conversion of the Company's outstanding notes, as contemplated in the Shareholders' Agreement, defined below, all of which shall be duly authorized, validly issued, fully paid and non-assessable; and
(ii) 10,000,000 shares of Preferred Stock, none of which shall be issued or outstanding. There will be at the Closing no outstanding options, warrants, preemptive rights or other rights to purchase or otherwise acquire authorized and unissued shares of any capital stock of the Company, nor any outstanding securities convertible into shares of capital stock of the Company, except options granted under the Company's Stock Option Plan.

          (c) AUTHORIZATION. The execution, delivery and performance by the Company of the Agreement and the Shareholders' Agreement attached as EXHIBIT B (the "Shareholders' Agreement") have been duly authorized by all necessary corporate action of the Company. The Shares to be issued hereunder have been duly authorized by all necessary corporate action of the Company and, upon issuance and payment therefor, will be validly issued, fully paid and non-assessable. The Shares to be issued hereunder are not subject to any preemptive rights or rights of first refusal that have not been waived.

          (d) BINDING OBLIGATION. The Agreement and the Shareholders' Agreement have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms except as limited (i) by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and (ii) by general principles of equity.

          (e) NO CONFLICTS. The execution and delivery of the Agreement and the Shareholders' Agreement and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach of any of the terms, provisions or conditions of any material contract, note, lease, agreement or other instrument or obligation to which the Company is a party or of the Articles of Incorporation or Bylaws of the Company, as in effect immediately prior to the Closing, or (ii) violate any law, order, judgment, rule or regulation applicable to the Company.

          (f) APPROVALS AND CONSENTS. No approval, consent or authorization of any natural person, firm, corporation, court or federal or state governmental authority which has not heretofore been obtained is necessary for the execution or delivery of the Agreement or the Shareholders' Agreement or for the performance by the Company of any of the terms or conditions thereof, except (i) the filing of a Notice of Sale of Securities Pursuant to Regulation D with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") within the applicable time period, and (ii) such filings as may be required under applicable state securities laws, all of which will be timely filed within the applicable periods therefor.

          (g) LITIGATION. There is no action, proceeding, or investigation pending or, to the best knowledge of the Company, threatened against the Company before any court or administrative agency, nor any writ, order or judgment of any court or administrative agency, that questions the validity of the Agreement or the Shareholders' Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result in the aggregate in any material adverse change in the business, prospects, condition, affairs, operations, properties, or assets of the Company or in any material liability on the part of the Company. The Company does not currently intend to initiate any legal action against any person or entity.

          (h) COMPLIANCE WITH LAW. The Company, to the best of its knowledge is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries, and other governmental bodies and agencies having jurisdiction over its business or properties, and the Company has received no notice of any material violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof.

          (i) AGREEMENTS, CONTRACTS. The Company has not breached, nor does it have knowledge of any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract, lease, license, instrument or commitment that in the aggregate could have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company, nor is the Company in violation of any term of its Articles of Incorporation or Bylaws, as now in effect. The execution, delivery and performance of and compliance with the Agreement, and the issuance of the Shares will not result in any violation of, or conflict with, or constitute a default under, any of the foregoing, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company. To the Company's knowledge no party to any of its material contracts is in material default of any such contract.

          (j) FINANCIAL STATEMENTS; CHANGES. The Company has delivered to the Purchasers its unaudited Consolidated Statement of Income for the three months and nine months ended September 30, 1995 and Consolidated Balance Sheet at such date (collectively referred to as the "Financial Statements"). The Financial Statements have been prepared, except to extent otherwise permitted by the rules of SEC for quarterly reports, in accordance with generally accepted accounting principles and fairly present the financial condition of the Company as of the date thereof, and the operating results of the Company for the period indicated therein. The Company has no indebtedness other than that set forth in the Financial Statements or Disclosure Schedule.

          (k) ABSENCE OF CHANGE. Except as set forth in the Disclosure Schedule and the Financial Statements, since the date of the Financial Statements (i) the Company has not entered into any material transaction which was not in the ordinary course of its business; (ii) there has been no material adverse change in the condition (financial or otherwise), business, property, prospects, assets, or liabilities of the Company; (iii) there has been no damage to, destruction of or loss of physical property of the Company (whether or not covered by insurance) materially adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of the Company; (iv) the Company has not declared or paid any dividend or made any distribution on its capital stock; (v) there has been no material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise; (vi) there has been no waiver or compromise by the Company of a valuable right or of a material debt owed to it;
(vii) there has been no increase in the compensation of any employees, officers or directors who earn compensation at an annual rate of more than $40,000; and (viii) there has been no agreement or commitment by the Company to do or perform any of the acts described in this Section 3(k).
          (l) TITLE TO AND CONDITION OF PROPERTIES AND ASSETS. As of the date of Closing, the Company has good and marketable title to, or a valid leasehold interest in, all material properties and assets used in its business, and all such properties, assets and leasehold interests owned by the Company are free and clear of all material liens and mortgages, of any nature whatsoever, except liens held by Trust Company of the West as set forth in the Financial Statements or Disclosure Schedule.

          (m) EMPLOYEES AND CONSULTANTS. The Company, except as set forth in the Financial Statement or the Disclosure Schedule, does not maintain or contribute to any plan or arrangement which constitutes an "employee pension benefit plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and is not obligated to contribute to or accrue or pay benefits under any deferred compensation or retirement funding arrangement except under the Company's Key Employee Bonus Compensation Plan.

          (n) INTERESTED PARTY TRANSACTIONS. Except as set forth in the Financial Statements and the Disclosure Schedule, there are no material transactions between the Company and any officers or directors of the Company, or any entity controlled directly or indirectly by any officer or director of the Company, other than the obligation on the part of the Company to pay the officers' salaries and the issuance by the Company of shares of Common Stock in connection with the conversion of notes of the Company, cancellation of warrants of the Company and issuance of stock options of the Company, except those transactions undertaken in the ordinary course of business, including, but not limited to, the reimbursement by the Company of business expenses incurred by the officers and directors and directors' fees.

          (o) REGISTRATION RIGHTS. There are no outstanding rights to register any of the Company's securities under the Securities Act.

          (p) BROKERS OR FINDERS. The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges. The Company has been informed that the Purchasers may owe a fee or commission to Dillon, Read & Co. Inc. ("Dillon Read") in connection with the Agreement or the transactions contemplated hereby.

          (q) TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all federal, state, local and foreign tax returns and reports as required by law. These returns and reports are, to the knowledge of the Company, true and correct in all material respects. The Company has paid all taxes and other assessments due. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company. The Company has never had in the last three years any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. The Company's federal income tax returns have been audited, but not closed, through 1993 and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities.

          (r) INSURANCE. The Company has in full force and effect the insurance policies described in EXHIBIT C.

          (s) INVESTMENT COMPANY ACT AND INVESTMENT ADVISERS ACT STATUS. Neither the Company nor any Subsidiary is an "investment company" or a company directly or indirectly "controlled" by or acting on behalf of an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the meaning of the Investment Adviser Act of 1940, as amended.

          (t) Regulation G, etc. Neither the Company nor any Subsidiary owns, will use all or any part of the proceeds of the sale of the Shares to acquire, or has any intention of acquiring any "margin stock" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). None of the proceeds from the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulation G or cause this Agreement to violate Regulation
G, Regulation T, Regulation U, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System, or the Exchange Act, each as now in effect.

          (u) Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to the Purchasers by the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made. There is no fact known to the Company which materially adversely affects or in the future may (so far as the Company can now reasonably foresee) materially adversely affect the condition (financial or otherwise), operations, management or prospects of the Company or any of its subsidiaries which has not been disclosed to Dillon Read as Agent.

          (v) Voting Provisions. The Company is not nor, to the best of the Company's knowledge, is any stockholder of the Company, a party to any agreement or subject to any requirement (other than the Shareholders' Agreement and the provisions of the Company's Articles of Incorporation) which relates to the voting of the Company's capital stock or contains any provision requiring a higher voting requirement with respect to action taken by the Company's Board of Directors and the holder of its capital stock than that which would apply in the absence of such provision.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

          Each Purchaser severally, and not jointly, represents, warrants and covenants to the Company as follows, which representations and warranties shall be true and complete on the date hereof and on the date of Closing.
In the case of Dillon Read as agent, it is understood that the Shares are being acquired for the account of certain of its officers and employees who have each delivered to the Company or its counsel an investment representation letter acceptable to such counsel. References to the term "Purchaser" throughout the Agreement shall be deemed to refer to such officers and employees, in addition to the Purchasers that have executed the Agreement.

          (a) REQUISITE POWER AND AUTHORITY. Upon their execution and delivery, the Agreement and the Shareholders' Agreement will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited (i) by applicable bankruptcy, insolvency, moratorium, or other laws of general application affecting enforcement of creditors' rights and (ii) by general principles of equity.

          (b) INVESTMENT REPRESENTATIONS. The Purchaser understands that the Shares acquired by the Purchaser under the Agreement (all of which shall sometimes be hereinafter collectively referred to as the "Restricted Securities") have not been registered under the Securities Act or qualified under the Colorado Corporate Securities Law, as amended (the "Securities Law"). The Purchaser also understands that the Restricted Securities are being offered and sold pursuant to exemptions from registration and qualification contained in the Securities Act and the Securities Law based in part upon the Purchaser's representations contained in the Agreement. The Purchaser hereby further represents and warrants to the Company as follows:

               (i) PURCHASER BEARS ECONOMIC RISK. The Purchaser understands that it must bear the economic risk of investment in the Restricted Securities indefinitely unless and until some or all of the Restricted Securities are registered pursuant to the Securities Act and applicable state securities laws, or an exemption from registration is available. In particular, the Purchaser is aware that the Restricted Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. The Purchaser understands that the Company has no present intention of registering any of the Restricted Securities. The Purchaser understands that it has no registration rights with respect to the Restricted Securities and that there is no assurance that any exemption from registration under the Securities Act will be available to permit the Purchaser to transfer or dispose of the Restricted Securities and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Restricted Securities under the circumstances, in the amounts or at the times the Purchaser might propose.

              (ii) ACQUISITION FOR OWN ACCOUNT. The Purchaser is acquiring the Restricted Securities for the Purchaser's own account for investment purposes only and not with a view to, or for resale in connection with, any distribution or public offering of such Restricted Securities within the meaning of the Securities Act. The Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating this transaction.

             (iii) PURCHASER CAN PROTECT ITS INTERESTS. The Purchaser represents that, by reason of its business or financial experience, the Purchaser has the capacity to evaluate the merits and risks of an investment in the Restricted Securities and to protect its own interests in connection with the transactions contemplated in the Agreement. The Purchaser has not seen any advertisement in connection with the transactions contemplated in the Agreement.

              (iv) COMPANY INFORMATIOn. Dillon Read as agent for the Purchaser has received and reviewed the Company's filings under the Federal securities laws and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Dillon Read as agent for the Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

               (v) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission.

          (c)  LIMITATION ON DISPOSITION.

               (i) The Purchaser covenants and agrees that it will not make any disposition of any of its Restricted Securities except pursuant to a registration under the Securities Act, unless and until it shall have furnished the Company with an opinion of counsel or other written evidence reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act and the disposition is permissible under the Securities Law and other applicable securities laws and regulations or that appropriate action necessary for compliance with the Securities Act, the Securities Law and other applicable securities laws and regulations has been taken. Notwithstanding the foregoing, each Purchaser which is a partnership, limited partnership or corporation may transfer any of its Restricted Securities to its partners, retired partners or shareholders, as applicable, if such transfer is not deemed to be a change in beneficial ownership under applicable laws without providing an opinion of counsel in accordance with the provisions of this paragraph.

              (ii) The Purchaser acknowledges and agrees that the Company may issue appropriate stop-transfer instructions to the Company's transfer agent and may make appropriate notations to the same effect in the Company's books and records to ensure compliance with the provisions of this Section.

          (d)  RESTRICTIVE LEGENDS.

               (i) Each certificate representing the Restricted Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS NOT REQUIRED TO BE SO REGISTERED BY VIRTUE OF AN APPLICABLE EXEMPTION THEREFROM.

              (ii) The Company shall be obligated promptly to reissue unlegended certificates at the request of any holder of such certificates if such holder shall have delivered to the Company: (A) an opinion of counsel reasonably acceptable to the Company and its counsel to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend, or (B) with respect only to removal of the legend set forth in subsection (i) above, a certificate signed by the holder reasonably acceptable to the Company and its counsel containing a representation that the holder is legally able to freely transfer the securities represented by such certificate without restriction pursuant to subparagraph (k) of Rule 144 under the Securities Act (or any successor provision thereto) and setting forth in detail the factual basis for such representation.

             (iii) Any legend endorsed on a certificate pursuant to applicable state securities laws, and the stop transfer instructions with respect to such securities, shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     5.   COVENANTS OF THE COMPANY.

          The Company covenants and agrees that simultaneously with the Closing, the Company's Board of Directors shall take all appropriate actions to ensure that the membership of the Board shall consist of David C. Hardie, Steven Hardie, Victor P. Stabio, Bryan H. Lawrence and Cortland Dietler.

     6.   CONDITIONS TO THE PURCHASERS' OBLIGATIONS.

          The obligations of each Purchaser to purchase Shares hereunder at the Closing shall be subject to the following conditions precedent:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES OF COMPANY. The representations and warranties of the Company contained herein (subject to the exceptions thereto set forth in the Disclosure Schedule) shall be true and correct as of the applicable Closing as if made at and as of the Closing.

          (b) NO BREACH OF COVENANTS OF COMPANY. The Company shall not have breached or failed to comply with any covenant or material provision of the Agreement.

          ? NO MATERIAL CHANGE. There shall have been no material adverse change in the business, properties, prospects, financial condition or results of operations of the Company which could materially impair the value of the Shares to be purchased hereunder.

          (d) OPINION OF COUNSEL FOR THE COMPANY. The Company shall have furnished to the Purchaser at the Closing the written opinion, dated as of the Closing, of Heppenstall, Savage, Hillyard & Muller, LLC, counsel for the Company, substantially in the form attached hereto as Exhibit D.

          (e) SHAREHOLDERS' AGREEMENT EFFECTIVE. The Shareholders' Agreement shall have been executed and tendered for delivery by the Company and shall be in full force and effect at the Closing.

          (f) OFFICER'S COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate dated the date of the Closing, executed by the President of the Company certifying that the conditions specified in Sections 6(a), 6(b) and 6(c) have been fulfilled.

     7.   CONDITIONS TO THE COMPANY'S OBLIGATIONS.

          The obligations of the Company hereunder at the Closing shall be subject to the following conditions precedent:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in the Agreement shall be true as of the Closing as if made at such Closing and delivery of the purchase price for the Shares purchased hereunder by or on behalf of each Purchaser shall be deemed confirmation of such fact.

          (b) SHAREHOLDERS' AGREEMENT EFFECTIVE. The Shareholders' Agreement shall have been executed and tendered for delivery by the parties thereto (other than the Company) and shall be in full force and effect at the Closing.

     8.   AMENDMENT.

          The Agreement may be amended after the date hereof by the written consent of the Company and the proposed or actual Purchasers of more than two-thirds (2/3) of the Shares. Any such amendment shall be binding on all Purchasers.

     9.   GENERAL PROVISIONS.

          (a) NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or telecopied, or if mailed, by certified mail return receipt requested, postage prepaid, as follows:

               (i) if to a Purchaser, at such Purchaser's respective address as set forth on the Schedule of Purchasers attached hereto;

              (ii) if to the Company, at 1660 Lincoln, Suite 2700 Denver, CO 80264;

Any party hereto may by ten (10) days advance notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, when telecopied to the Purchasers or when deposited in the mail in the manner set forth above.

          (b) ENTIRE AGREEMENT. The Agreement (including the exhibits and schedules hereto, which are incorporated herein by this reference) and the Shareholders' Agreement constitute and contain the entire agreement of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, understandings, agreements, duties or obligations between the parties respecting the subject matter hereof.

          (c) SURVIVAL OF TERMS. All representations, warranties, covenants and agreements contained in the Agreement or in any certificate or other instrument delivered by or on behalf of the parties hereto shall survive the execution and delivery of the Agreement and the Closing for a period of twelve months after the Closing, except for Sections 3, 4 and 5, which shall survive for a period of twenty-four months.

          (d) BROKER'S FEES. Except as set forth in Section 3(p), each party represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party agrees that if such entity or person acting on behalf of such party claims it is entitled to any such broker's or finder's fee, such party shall indemnify and hold harmless the other parties to the Agreement from any costs incurred, including attorneys' fees, in connection with such broker's or finder's fees.

          (e) GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          (f) THIRD PARTIES. Nothing in the Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of the Agreement.

          (g) SUCCESSORS AND ASSIGNS. The provisions of the Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. If any Purchaser sells or transfers some or all of its Restricted Securities, then any transferee of such Purchaser shall be entitled to all rights under the Agreement as the Purchaser would have if it owned the securities so transferred.

          (h) CAPTIONS. The captions to sections of the Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret the Agreement.

          (i) COUNTERPARTS. The Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          (j) WAIVER. Any provision or condition herein may be waived in writing by the party entitled to the benefit of such provision or whose obligations are subject to such condition, and any such provision or condition (except a provision or condition of any Exhibit hereto which may be waived as provided in such Exhibit) may be waived on behalf of all Purchasers by the proposed or actual Purchasers of more than two-thirds (2/3) of the Shares.

          (k) COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of the Agreement or any transaction contemplated hereunder, the prevailing party shall recover from the opposing party all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals thereof.

                                   THE COMPANY
Address:                           HALLADOR PETROLEUM COMPANY
1660 Lincoln, Suite 2700
Denver, CO 80264

                                   By /S/ VICTOR P. STABIO
                                        Victor P. Stabio
President


                                   PURCHASERS

c/o Dillon, Read & Co. Inc.        YORKTOWN ENERGY PARTNERS II, L.P.
535 Madison Avenue                 By Yorktown II Corp.,
New York, NY  10022                     its General Partner


                                   By /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence



c/o Dillon, Read & Co. Inc.        LEXINGTON PARTNERS IV, L.P.
535 Madison Avenue                 By DRMC Inc.,
New York, NY  10022                     its General Partner



                                   By /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence
                                        Managing Director



                                   DILLON, READ & CO. INC., as
                                   agent
535 Madison Avenue
New York, NY  10022
                                   By /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence
                                        Managing Director


                                   PINNACLE ENGINE COMPANY LLC

370 17th Street, Suite 900         By /S/ CORTLANDT S. DIETLER
Denver, CO  80202                       Cortlandt S. Dietler

1660 Lincoln, Suite 2700
Denver, CO 80264                   By /S/ VICTOR P. STABIO
                                        Victor P. Stabio

                         SCHEDULE OF PURCHASERS




                                    Amount of         Number of
NAME AND ADDRESS                    INVESTMENT          SHARES
- ----------------                    -----------       ----------
Yorktown Energy Partners II, L.P.  $2,278,500          22,785,000
c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY  10022

Lexington Partners IV, L.P.        $   10,000             100,000
c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY  10022

Dillon, Read & Co. Inc.,           $  411,500           4,115,000
   as Agent
535 Madison Avenue
New York, NY  10022

Pinnacle Engine Company LLC        $  100,000           1,000,000
Attn: Cortlandt S. Dietler
370 17th Street, Suite 900
Denver, CO  80202

                                   __________          __________

               Totals              $2,800,000          28,000,000
                                   ==========          ==========



                             LIST OF EXHIBITS




     A.   Disclosure Schedule

     B.   Shareholders' Agreement

     C.   List of Insurance Policies

     D.   Form of Opinion of Heppenstall, Savage, Hillyard &
          Muller, LLC




                                                                 EXHIBIT A


                            DISCLOSURE SCHEDULE


None.

                                                                 EXHIBIT B
                      SHAREHOLDERS' AGREEMENT


     This Agreement is made as of November 15, 1995 by and among Hallador Petroleum Company, a Colorado corporation (the "Company"), members of the Robert C. Hardie family and certain other shareholders of the Company set forth below (collectively referred to as the "Shareholders" and each individually as a "Shareholder") and certain investors in the Company set forth below (the "Purchasers").

                             RECITALS:

          A. The Shareholders currently own a majority of the Company's Common Stock.

          B. The Purchasers are purchasing from the Company 28,000,000 shares of the Company's common stock pursuant to the Purchase Agreement, dated the date hereof, by and among the Company and the Purchasers (the "Purchase Agreement").

          C.   The parties hereto desire to enter into this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. CONVERSION OF NOTES AND CANCELLATION OF WARRANTS.

     Each of the Shareholders hereby represents and warrants that he, she or it has not transferred any of the Company's notes or warrants to purchase common stock of the Company since January 1, 1995. Each
Shareholder does hereby, simultaneous with the Closing, as defined in the Purchase Agreement:

          (i) exercise the conversion rights contained in such note or notes so that such note or notes will be cancelled as of the Closing and converted into the number of shares of the Company's common stock provided by the terms of such notes; and

          (ii) cancel all of such warrants to purchase common stock of the Company.

          SECTION 2.  BOARD OF DIRECTORS.

          2.1 AGREEMENT TO CONSTITUTE BOARD. Each of the parties hereby agrees and covenants, for itself and for its representatives as defined below, to take all steps necessary to constitute the members of the Company's Board of Directors as set forth below as of the closing date of the Purchase Agreement and thereafter to maintain such members or their successors:

          (a) two persons nominated by Dillon, Read & Co. Inc. (the "Purchaser Representatives"); and

          (b)  three persons nominated by the Shareholders (the
          "Shareholders' Representatives").

Each of the parties agrees to vote all of the Company's voting securities then held at any meeting of shareholders or by written consent in lieu of meeting to elect or cause to be elected or appointed to the Board of Directors of the Company the Purchaser Representatives and the Shareholders' Representatives.
          2.2 REMOVAL OR REPLACEMENT. Any vacancy occurring on the Board of Directors of the Company shall be filled by the remaining directors acting at a meeting or by written consent in lieu thereof under the guidelines set forth in Section 2.1 hereof.

          SECTION 3. SALE OF SHARES. Each of the parties hereto hereby agrees that it will not transfer, without the written consent of the Company, any shares of the Company which he, she or it owns until January 1, 1999. For purposes of this Section 3. "transfer" means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, directly or indirectly.

     The provisions of this Section 3 shall not override any provisions restricting transferability set forth in the Purchase Agreement.

          SECTION 4. SUCCESSORS, TRANSFERS AND LEGENDING OF SHARES. The terms of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties. Each transferee or assignee of the Shares shall become subject to the terms hereof and shall agree in writing to all the terms of this Agreement. The Company shall not permit the transfer of any of the Company's shares subject to this Agreement on its books or issue a new certificate representing any such shares unless and until such transferee shall have complied with the terms of this Section. Each certificate representing the shares subject to this Agreement shall be endorsed by the Company with a legend reading as follows:

          THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN AGREEMENT DATED AS OF NOVEMBER 15, 1995 (A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION) AND BY ACCEPTING SUCH SHARES, EACH HOLDER HEREOF SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT."


          SECTION 5. TERMINATION. This Agreement shall terminate upon the earlier of (a) ten (10) years from the date hereof, or (b) a public offering of securities of the Company which generates at least $6,500,000 of gross proceeds without deduction of selling commissions and expenses.

          SECTION 6. AMENDMENT AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively), only with the written consent of the Company, the Purchasers, the Shareholders or their assignees holding not less than 2/3rds of the Company's shares of common stock, and shall be binding upon them.

          SECTION 7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 8. SPECIFIC PERFORMANCE. Since damages are not easily measurable with respect to the terms and conditions hereof, each of the parties hereto agree that the other, if aggrieved, shall be entitled to the remedy of specific performance to cause compliance with the terms hereof. Said remedy of specific performance shall be available from time to time during the term hereof, shall be cumulative, not exclusive and shall be in addition to any other remedies which the parties hereto may have at law or otherwise.

          SECTION 9. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado excluding that body of law relating to its conflict of laws rules.

          SECTION 10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 11. NOTICES. Any notice required under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office by registered or certified mail, postage prepaid (or with an equivalent independent postal service) and addressed to the party at the address last shown on the books of the Company for such purpose or such other address as may be designated by a party by ten (10) days' advance notice to the Company.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                   THE COMPANY
Address:                           HALLADOR PETROLEUM COMPANY
1660 Lincoln, Suite 2700
Denver, CO 80264

                                   BY /S/ VICTOR P. STABIO
                                        Victor P. Stabio
                                        President


                                   PURCHASERS

c/o Dillon, Read & Co. Inc.        YORKTOWN ENERGY PARTNERS IV, L.P.
535 Madison Avenue                 By Yorktown II Corp.
New York, NY  10022                   its General Partner


                                   BY /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence



c/o Dillon, Read & Co. Inc.        LEXINGTON ENERGY PARTNERS IV,
535 Madison Avenue                  L.P.
New York, NY  10022                By DRMC Inc.
                                        its General Partner


                                   BY /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence
                                        Managing Director
                                   DILLON, READ & CO. INC.,
                                   as agent
535 Madison Avenue
New York, NY  10022
                                   BY /S/ BRYAN H. LAWRENCE
                                        Bryan H. Lawrence
                                        Managing Director

                                   PINNACLE ENGINE COMPANY LLC


370 17th Street, Suite 900         BY /S/ CORTLANDT S. DIETLER
Denver, CO  80202                       Cortlandt S. Dietler




                                   SHAREHOLDERS


P.O. Box 9                         /S/ JOHN L. KEMMBERER, JR.
Chatham, NJ  07928                      John L. Kemmerer, Jr.


740 University Avenue              /S/ DAVID C. HARDIE
Sacramento, CA  95825                   David C. Hardie


740 University Avenue              HARDIE DECENDENT'S TRUST
Sacramento, CA 95825

                                   By /S/ DAVID C. HARDIE
                                        Authorized Person(s)


740 University Avenue              ROBERT C. HARDIE SEPARATE
Sacramento, CA 95825                PROPERTY TRUST


                                   By /S/ DAVID C. HARDIE
                                        Authorized Person(s)


740 University Avenue              JANE H. HARDIE SEPARATE
Sacramento, CA  95825               PROPERTY TRUST


                                   BY /S/ DAVID C. HARDIE
                                        Authorized Person(s)


740 University Avenue              HALLADOR, INC.
Sacramento, CA 95825

                                   BY /S/ DAVID C. HARDIE
                                        Authorized Officer


740 University Avenue              JINSRO LTD.
Sacramento, CA 95825
                                   By /S/ DAVID C. HARDIE, general
                                    partner

                                   By___________________________
                                        Partner


740 University Avenue              HARCO INVESTORS
Sacramento, CA 95825
                                   By /S/ DAVID C. HARDIE
                                        Authorized Person(s)

